Creating a New Regional Force in Banking and Financial Services January 23, 2004

Disclaimer Statements made in this investor presentation and in oral statements by the management of Regions Financial Corporation ("Regions" or "RF") and Union Planters Corporation ("Union Planters" or "UPC"), other than those containing historical information, are forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the benefits of the merger between Regions and Union Planters, including future financial and operating results and Regions' and Union Planters' plans, objectives, expectations and intentions. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the merger on the proposed terms and schedule; the failure of Regions or Union Planters stockholders to approve the merger; the risk that Regions and Union Planters may not have the ability to effect the proposed merger; the risk that the businesses will not be integrated successfully, including integration of information systems and retention of key personnel; the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; disruption from the merger making it more difficult to maintain relationships with clients, employees or suppliers; increased competition and its effect on pricing, spending, third-party relationships and revenues; and the risk of new and changing regulation in the U.S. and internationally. Additional factors that could cause Regions' and Union Planters' results to differ materially from those described in the forward-looking statements can be found in the 2002 Annual Reports on Forms 10-K of Regions and Union Planters, and in the Quarterly Reports on Forms 10-Q of Regions and Union Planters, filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site (http://www.sec.gov). Regions and Union Planters undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Stockholders are urged to read the joint proxy statement / prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the joint proxy statement / prospectus, as well as other filings containing information about Regions and Union Planters, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov). Copies of the joint proxy statement / prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the joint proxy statement / prospectus can also be obtained, without charge, by directing a request to Jenifer M. Goforth, Regions Financial Corporation, P.O. Box 10247, Birmingham, AL 35202-0247, telephone: 205-244-2823, or to Richard W. Trigger, Union Planters Corporation, 6200 Poplar Ave., Memphis, TN 38119, telephone: 901-580-5977. The respective directors and executive officers of Regions and Union Planters and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Regions' directors and executive officers is available in its proxy statement filed with the Securities and Exchange Commission by Regions on April 16, 2003, and information regarding Union Planters' directors and executive officers is available in its proxy statement filed with the Securities and Exchange Commission by Union Planters on March 7, 2003. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the Securities and Exchange Commission when they become available.

Strategic Vision - Creating a New Regional Force Leading market share in the Mid-South region with high returns and low risk Meaningful positions in surrounding high-growth markets with significant opportunities for investment; and Diversified, well positioned mix of businesses Leading regional brokerage franchise in the South; Balanced and focused mortgage business; and Growing insurance platform

Improve capital generation in our high return markets through cost / scale advantages Leverage pro forma scale and breadth of the combined organizations to: Invest in our high growth markets; Overlay proven ability of Morgan Keegan to leverage enhanced retail footprint; and Extract synergies from overlapping business lines Accelerate credit leverage in Union Planters' franchise Leverage Regions' proven credit culture and results Integrate intelligently and carefully by focusing on our customers, associates, and communities Strategy

A Low Risk Transaction Friendly merger No premium to overcome Important decisions have been made Key executive management on board Other key social issues decided Integration risk mitigated by: Conservative cost savings assumptions Modest branch overlap Slow and careful approach to cost savings realization - three year phase-in Integration experience of combined management team

Compatible Corporate Culture / Strategy Regions Union Planters Similar Customer Base ? ? Approach Community Banking ? ? Superior Customer Service ? ? Organization Geography ? ? Business Lines ? ? Uniform Operational Processes ? ?

Transaction Summary Regions Financial Corporation 1.0000x Newco share per Union Planters share 1.2346x Newco share per Regions share 59% Regions / 41% Union Planters 50% Regions / 50% Union Planters Birmingham, AL Morgan Keegan, headquartered in Memphis, TN Union Planters Mortgage, headquartered in Memphis, TN CEO - Carl Jones (until June 2005) when Jack Moore succeeds Chairman - Carl Jones (until June 2006) when Jack Moore succeeds $14.3 billion Quarterly dividend of $0.3334 per Newco share Regions pre-closing dividend rate to increase to $0.4116 / share per quarter, effective immediately 3.9% of transaction value, respectively Mid 2004 Completed Name: Exchange Ratio: Relative Ownership: Board of Directors: Corporate Headquarters: Business Units: Executive Management: Combined Market Cap: Dividend: Pre-Closing Dividends to Regions: Termination Fees: Anticipated Closing: Due Diligence:

Executive Management Carl Jones Chairman & CEO Jack Moore President & CEO Designate Allen Morgan Morgan Keegan & Company, Inc Robert Goethe Mortgage Banking Richard Horsley COO Bobby Doxey Senior EVP Transition Team Leaders Bryan Jordan CFO Regional Presidents John Fleischauer Adolfo Henriques Peter Miller Steven Schenck Samuel Upchurch John White, Jr

A New Regional Force in Banking and Financial Services Distribution Strength 5mm Customers 1,400 Branches 1,700 ATMs 1,225 Financial Advisors 450K Online Customers

A New Regional Force in Banking and Financial Services Market Capitalization1 Enhanced Scale and Scope Source: SNL Financial, company reports Notes: 1 Market data as of January 22, 2004; excludes Mellon, Bank of New York, Northern Trust, State Street, and Synovus 2 Top U.S. banks ranked by tangible common equity, financial data as of 9/30/03; excludes Mellon, Bank of New York, State Street and Synovus 3 Pro forma for FleetBoston transaction, excluding merger adjustments 4 Pro forma for Bank One transaction, excluding merger adjustments 5 Reflects combined market capitalizations and tangible common equity of Regions and Union Planters, excluding merger adjustments Tangible Common Equity2

Balanced and Diversified Business Mix Combined Revenue Composition1 Source: Company reports Notes: 1 FY 2003; excludes securities gains/(losses) 2 Excludes MSR amortization, MSR recovery/(impairment), and income related to MSR derivatives hedge for Union Planters to equate reporting 3 Includes investment banking and brokerage and trust income for Regions 4 Includes bank card services, merchant card services, employment services, factoring fees, other real estate income and Union Planters Financial Services 4 Fee income revenue equal to 45% of total net revenues

Leading Franchise in the Mid-South Approximately 60% of franchise located in the Mid-South market, where Regions will have a leading deposit market share1

Mid-South Profile 29.1 million total population 1.1 million businesses Top Mid-South MSAs Median Household Income Top Mid-South MSAs Projected Household Income Growth 11.1 million households 6.0% overall projected household growth Source: SNL Financial Note: 1 All MSAs in Mid-South with greater than 100,000 households

We Will Invest in Our Key Growth Markets Approximately 50% of franchise in markets with high growth / investment potential1 Source: SNL Financial Note: 1 Percent of franchise based on combined total deposits

Asset Quality Leverage Regions' strong credit culture accelerates credit leverage in Union Planters' franchise Pre-Tax Net Income / EPS Impact from Improvement in Union Planters' Credit Quality Credit Quality Ratios1 Net Charge-Off Ratio Improvement Note: 1 As of and for year ended 12/31/03 1.6% of Pro Forma EPS 3.2% of Pro Forma EPS 4.9% of Pro Forma EPS

Morgan Keegan - Leading Regional Brokerage Platform 147 brokerage locations in 15 states and Canada 900 financial advisors Brokerage assets of $40 billion1 Presence in 90 Regions bank branches Morgan Keegan 717 bank branches Approx. 325 series 6 / 7 brokers Brokerage assets of $2 billion1 Potential for Morgan Keegan expansion into the Union Planters branch network Union Planters Notes: 1 Total assets under management of $64 billion for Regions and $5 billion for Union Planters 2 Not included are offices in MA (1), NC (6), NY (2), PA (1), VA (2) and Canada (1)

Proven Ability to Leverage Enhanced Retail Footprint 23% CAGR Retail Revenue Per Regions Financial Advisor (Dollars in Thousands) 17% CAGR Average Assets Per Regions Financial Advisor (Dollars in Millions)

A Balanced Mortgage Business with Scale Multiple Channels Retail (38%), Correspondent (8%), Agency Conforming Wholesale (39%), Non-Conforming Wholesale (15%) Geographic Distribution 22 states Gov't (8%), Secondary Mkt Conforming (62%), Portfolio (15%), Non-Conforming (15%) Product DIversification Loan Origination $25 billion, combined top 20 rank 1 Loan Servicing $44 billion, combined top 20 rank 1 Combined Mortgage Banking Revenue Contribution1, 2 Notes: 1 FY 2003 2 Excludes MSR amortization, MSR recovery/(impairment), and income related to MSR derivatives hedge for Union Planters

Improved Mortgage Banking Profitability Expense Rationalization Potential Revenue Enhancements Rightsizing Opportunity Greater servicing efficiencies through economies of scale 20th largest servicing platform in the U.S. Focus origination / servicing on core footprint Evaluate feasibility of selling select servicing outside the expanded footprint Lever Union Planters distribution platform to sell Equifirst product Secondary marketing execution pick-up

Pro Forma Financial Impact

Transaction Assumptions 1.0000x Newco Share per Union Planters Share 1.2346x Newco Share per Regions Share 2004 of $3.06 and 2005 of $3.31 for Regions1 2004 of $2.252 and 2005 of $2.541 for Union Planters $200 million pre-tax Phased-in 15% in 2004, 60% in 2005, 85% in 2006, 100% thereafter 7.0% of the combined operating expense base $300 million pre-tax None assumed None 1.75% of Union Planters' core deposits Amortized 7 years on an accelerated basis Mid 2004 Exchange Ratio: Earnings Estimates: Est. Cost Savings: Est. Restructuring Costs: Revenue Enhancements: Required Divestitures: Core Deposit Intangible: Anticipated Closing Notes: 1 Based on average I/B/E/S earnings estimates 2 Based on management guidance

Pro Forma Financial Results Note: 1 CDI amortization, net of Union Planters' existing CDI amortization, and funding of restructuring costs (4.50% pre-tax). Excludes impact of purchase accounting mark to market adjustments

Realizable Cost Savings Estimated cost savings already identified $200 million or 7% of combined expense base Phased-in 15% in 2004, 60% in 2005, 85% in 2006, and 100% thereafter Anticipated $300 million pre-tax restructuring costs Pro forma efficiency ratio (excluding Morgan Keegan) decreases from 58.0% to 53.1%

Attractive Investment Opportunity

Significant Upside Valuation Potential Notes: 1 Median of BBT, KEY, MTB, NCC, PNC, SOTR and STI 2 As of January 22, 2004 3 Cost savings phased-in 15% 4 Includes fully phased-in cost savings 5 Shown as a percent of total shareholders

Creating Value For All Shareholders Note: 1 Utilizes management's estimated cost savings of $200 million pre-tax with an 11% discount rate, 3% perpetuity growth rate; less impact of estimated restructuring costs which is assumed to be fully expensed at transaction close; includes funding of restructuring costs (4.50%) as per management estimates ~$1.1 Billion Value1 Share of Cost Savings: $200 Million Annual Pre-Tax Cost Savings Value Creation: Ownership: Regions 59% ~$650 million ~8% Union Planters 41% ~$450 million ~8%

Conclusion Creates Significant Franchise and Shareholder Value Cash accretive to all shareholders in 2004 Accelerated EPS growth Significantly enhanced scale and scope Attractive market positions in key MSAs Enhanced profitability ratios Low risk / high valuation potential transaction Attractive dividend yield Experienced management team focused on execution

Appendix

Combined Balance Sheet Note: 1 Does not include purchase accounting adjustments and/or merger synergies/costs

Loan Composition

Deposit Composition

Realistic Cost Savings Compared to Other Mergers Cost Savings as % of Combined Expense Base

Top Ten Pro Forma Markets